UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a regular meeting of the Board of Directors (the “Board”) of Pinnacle Entertainment, Inc. (the “Company”) held on December 11, 2007, the Board adopted certain amendments to the Company’s Bylaws. The amendments to the Company’s Bylaws became effective immediately upon their adoption by the Board. The changes to the Bylaws include:

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Article I (Stockholders), Section 1 (Place of Meetings): This section was added to provide that meetings of stockholders may be held within or without the State of Delaware or that the Board may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the Delaware General Corporation Law (the “DGCL”).

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Article I, Section 4 (Notice of Meetings), Article I, Section 5 (Quorum), Article I, Section 7 (Conduct of Business), Article I, Section 8 (Proxies and Voting), Article I, Section 10 (Consent of Stockholders in Lieu of Meeting), Article II (Board of Directors), Section 1 (Number, Election and Term of Directors), Article II, Section 4 (Special Meetings), Article II, Section 7 (Action by Written Consent), Article V (Stock), Section 3 (Record Date), Article VI (Notices), Section 1 (Notices) and Article VI, Section 2 (Waivers): These sections were amended to make express the authority to take certain actions through electronic transmissions or have meetings via remote communication.

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Article I, Section 2 (Annual Meeting): This section was amended to allow the Board to designate the date of the annual meeting of stockholders at their discretion, removing the provision that the date be within 13 months of the last annual meeting. This section was also amended to add requirements for certain additional information and representations in the written notice by stockholders of any nominations or other business proposed to be brought before an annual meeting of stockholders.

•

Article I, Section 3 (Special Meetings) and Section 4 (Notice of Meetings): The notice provisions regarding special meetings were consolidated from Section 3 into Section 4, which also was amended to clarify certain procedural aspects of the notice of stockholder meetings.

•	Article I, Section 5 (Quorum): This section was amended to change the quorum requirement from 1/3 of all shares to a majority of the voting power of all shares entitled to vote.

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Article I, Section 9 (Stock List): This section was amended to clarify that the stock list would be made available prior to a stockholder meeting in the manner provided by the DGCL. All references to the physical location of the stock list were removed.

•

Article II (Board of Directors), Section 7 (Action by Written Consent): This section was amended to consolidate the written consent provisions of the Board and any committee of the Board. The written consent provisions related to committees in Article III, Section 2 (Conduct of Business) were deleted.

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Article III (Committees), Section 1 (Committees of the Board of Directors): This section was amended such that committees and committee membership shall be determined by the Board, rather than by the Board or the Chairman of the Board.

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Article III, Section 3 (Standing Executive Committee), Section 4 (Audit Committee) and Section 5 (Compensation Committee): These sections were amended to reflect the current structure of the Board committees, to update the scope of responsibilities and composition of the Audit and Compensation Committees, incorporating Securities and Exchange Commission and principal stock exchange requirements.

•	Article IV (Officers), Section 5 (Chief Operating Officer): This section was amended to update the scope of the Chief Operating Officer’s authority and duties.

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Article V (Stock), Section 1 (Certificates of Stock), Section 4 (Lost, Stolen or Destroyed Certificates) and Section 5 (Regulations): These sections were amended to clarify the Company’s authority to issue uncertificated shares of the Company’s stock, to allow for the transfer of such shares and to make other conforming changes, including incorporating changes in the DGCL limiting stockholders’ ability to receive physical certificates for uncertificated shares. These amendments enable the Company to be eligible for participation in the Direct Registration System, which is required by the rules of the New York Stock Exchange by January 1, 2008. The Direct Registration System allows stockholders to have shares of the Company’s common stock registered in their names without the issuance of physical certificates and allows them to electronically transfer the Company’s common stock to broker-dealers in order to effect transactions without the need to transfer physical certificates.

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Article VIII (Indemnification of Directors and Officers), Section 1 (Right to Indemnification) and Section 6 (Indemnification of Employees and Agents): Section 1 was amended to clarify that the right to mandatory indemnification is limited to the directors and elected officers of the Company and to such persons to the extent that they hold positions with respect to other entities at the request of the Company. Section 6 was amended to provide that the Company may, in its discretion, indemnify persons (other than persons entitled to indemnification under Section 1) acting as a director, officer, manager, employee, agent or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. In general, such persons were previously covered under mandatory indemnification under Section 1.

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Article VIII, Section 2 (Right to Advancement of Expenses) and Section 7 (Nature of Rights): Section 2 was amended and Section 7 was added to clarify that the right to advancement of expenses is in addition to an indemnitee’s right to indemnification and that any amendment, alteration or repeal of the indemnification provision in the Bylaws that adversely affects any right of an indemnitee shall be prospective only.

In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Bylaws.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Company’s prior Bylaws attached hereto as Exhibit 3.1, and to the Bylaws reflecting the amendments adopted by the Company on December 11, 2007, attached hereto as Exhibit 3.2, both of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 3.1	Restated Bylaws of Pinnacle Entertainment, Inc., as of April 13, 1998 (as Amended March 29, 1999, September 15, 2000, February 16, 2001 and May 3, 2005).

Exhibit 3.2	Restated Bylaws of Pinnacle Entertainment, Inc., as of April 13, 1998 (as Amended March 29, 1999, September 15, 2000, February 16, 2001, May 3, 2005 and December 11, 2007).

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: December 13, 2007	By:	/s/ Stephen H. Capp
Stephen H. Capp
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 3.1	Restated Bylaws of Pinnacle Entertainment, Inc., as of April 13, 1998 (as Amended March 29, 1999, September 15, 2000, February 16, 2001 and May 3, 2005).

Exhibit 3.2	Restated Bylaws of Pinnacle Entertainment, Inc., as of April 13, 1998 (as Amended March 29, 1999, September 15, 2000, February 16, 2001, May 3, 2005 and December 11, 2007).